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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported), March 7, 2003

                                ISecureTrac Corp.

               (Exact name of registrant as specified in charter)

  Delaware                             0-26455                87-0347787
-----------------------------       -------------         ----------------------
(State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)             File Number)           Identification No.)

5022 South 114th Street, Omaha, Nebraska                     68137
----------------------------------------                  ---------
(Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (402) 537-0022

                                 Not Applicable

          (Former name or former address, if changed since last report)



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Item 5. Other Events.

iSecureTrac has entered into a common stock purchase agreement with Fusion Capital Fund II, LLC, a Chicago based institutional investor. Under the agreement, Fusion Capital will buy up to $6.0 million of iSecureTrac's common stock over a period of up to 30 months, subject to iSecureTrac's right to extend the agreement for six months. iSecureTrac has the right to control the timing and amount of stock sold to Fusion Capital. Additional information concerning this transaction is contained in the exhibits to this report.

Item 7. Financial Statements and Exhibits.

Exhibit
  No.                                       Description
--------- ----------------------------------------------------------------------
10.1 Common Stock Purchase Agreement with Fusion Capital Fund II, LLC dated March 7, 2003
10.2 Registration Rights Agreement with Fusion Capital Fund II, LLC dated March 7, 2003
99.1      Press Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    iSecureTrac Corp.


Date: March 14, 2003                                By: /s/ James E. Stark
                                                       -----------------------
                                                        President


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                                  EXHIBIT INDEX


Exhibit
  No.            Description
--------  ----------------------------------------------------------------------
  10.1 Common Stock Purchase Agreement with Fusion Capital Fund II, LLC dated March 7, 2003




  10.2 Registration Rights Agreement with Fusion Capital Fund II, LLC dated March 7, 2003




  99.1    Press Release


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